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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



    Date of Report                                        JULY 18, 2003
    (Date of earliest event reported)                     JULY 18, 2003


                         ST. JOSEPH CAPITAL CORPORATION
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             333-6581                                 35-1977746
    (Commission File Number)            (I.R.S. Employer Identification Number)



    3820 EDISON LAKES PARKWAY, MISHAWAKA, INDIANA          46545
         (Address of principal executive offices)        (Zip Code)



                                 (800) 890-2798
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

                  99.1  Press release dated July 18, 2003.
                  99.2  Letter to Shareholders

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 18, 2003, the Company issued a press release announcing its 2nd Quarter 2003 earnings. The Company is also sending a letter to shareholders regarding its earnings. The Press release is attached hereto as Exhibit 99.1 and the Letter to Shareholders is attached as Exhibit 99.2.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ST. JOSEPH CAPITAL CORPORATION



Dated: July 18, 2003                  By:    /s/ John W. Rosenthal
                                                 John W. Rosenthal
                                                 Chairman, President & Chief
                                                 Executive Officer


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